                             THE GABELLI GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  ANNUAL REPORT
                                DECEMBER 31, 1995

TO OUR SHAREHOLDERS:

   It is hard to find fault with the stock market's performance in 1995. By most measures it was one of the best years on record. Stock prices rose to successive new highs in each quarter and we became accustomed to higher prices almost every week of the year. Investing in 1995 was like living in a place where the sun shines every day. Of course, we aren't complaining. We would gladly endure many more years similar to the one just ended. The Gabelli Growth Fund posted strong results each quarter to finish the year with a competitive return for shareholders.

INVESTMENT RESULTS (a)

----------------------------------------------------------------------------------------------------------
                                                                          Quarter
                                                  -----------------------------------------
                                                    1st         2nd         3rd        4th           Year
                                                   ----        ----        ----       ----           ----
 1995:   Net Asset Value.....................     $20.86      $22.99      $24.91     $22.16         $22.16
         Total Return........................       6.0%       10.2%        8.4%       4.9%          32.7%
----------------------------------------------------------------------------------------------------------
 1994:   Net Asset Value.....................     $21.90      $21.23      $22.58     $19.68         $19.68
         Total Return........................      (5.8)%      (3.1)%       6.4%      (0.5)%         (3.4)%
----------------------------------------------------------------------------------------------------------
 1993:   Net Asset Value.....................     $21.71      $21.84      $23.43     $23.26         $23.26
         Total Return........................       0.6%        0.6%        7.3%       2.5%          11.3%
----------------------------------------------------------------------------------------------------------
 1992:   Net Asset Value.....................     $20.27      $19.72      $20.50     $21.59         $21.59
         Total Return........................      (4.7)%      (2.7)%       4.0%       8.5%           4.5%
----------------------------------------------------------------------------------------------------------
 1991:   Net Asset Value.....................     $18.18      $18.02      $19.51     $21.28         $21.28
         Total Return........................      11.7%       (0.9)%       8.3%      12.0%          34.3%
----------------------------------------------------------------------------------------------------------
 1990:   Net Asset Value.....................     $16.74      $17.80      $15.75     $16.27         $16.27
         Total Return........................      (1.9)%       6.3%      (11.5)%      6.2%          (2.0)%
----------------------------------------------------------------------------------------------------------
 1989:   Net Asset Value.....................     $13.99      $15.73      $17.46     $17.07         $17.07
         Total Return........................      10.6%       12.4%       11.0%       1.5%          40.1%
----------------------------------------------------------------------------------------------------------
 1988:   Net Asset Value.....................     $10.87      $12.40      $12.71     $12.65         $12.65
         Total Return........................      16.1%       14.1%        2.5%       2.5%          39.2%
----------------------------------------------------------------------------------------------------------
 1987:   Net Asset Value.....................     $10.00      $10.84      $11.28      $9.51          $9.51
         Total Return........................        -          8.4%(b)     4.1%     (15.7)%         (4.9)%(b)
----------------------------------------------------------------------------------------------------------

----------------------------------------------
Average Annual Returns - December 31, 1995 (a)
----------------------------------------------
  1 Year..........................     32.7%
  5 Year..........................     14.9%
  Life of Fund (b)................     15.9%
----------------------------------------------

                   Dividend History
---------------------------------------------------------
Payment (ex) Date    Rate Per Share    Reinvestment Price
-----------------    --------------    ------------------
December 29, 1995       $3.960              $22.16
December 30, 1994       $2.790              $19.68
December 31, 1993       $0.760              $23.26
December 31, 1992       $0.646              $21.59
December 31, 1991       $0.573              $21.28
December 31, 1990       $0.460              $16.27
December 29, 1989       $0.654              $17.07
December 30, 1988       $0.377              $12.65
January 4, 1988         $0.152               $9.58

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on April 10, 1987.

[GRAPH - COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GABELLI
                     GROWTH FUND AND THE S&P 500 INDEX]

Gabelli Growth Fund vs S&P 500 Index
Growth of $10,000 Investment

                                        Gabelli Growth
                        S&P 500 Index        Fund
                        -------------   --------------
   04/10/87                 $10,000         $10,000
   12/31/87                 $ 8,490         $ 9,510
   12/31/88                 $ 9,891         $13,238
   12/31/89                 $13,016         $18,546
   12/31/90                 $12,612         $18,175
   12/31/91                 $16,459         $24,409
   12/31/92                 $17,282         $25,507
   12/31/93                 $19,027         $28,389
   12/31/94                 $19,274         $27,424
   12/31/95                 $26,521         $36,380

INVESTMENT RESULTS

   For the three months ended December 31, 1995, The Gabelli Growth Fund's total return was 4.9%. Reflecting both the Fund's positive return during the quarter and the $3.96 per share dividend paid on December 29, 1995, the Fund's net asset value ended the year at $22.16, compared with $24.91 per share on September 30, 1995. The unmanaged Standard and Poor's 500 Index ("S&P 500"), a broad indicator of stock market performance, returned 6.0% over the same period. For the full calendar year, the Fund provided a total rate of return of 32.7%, vs. 37.6% for the S&P 500.

   For the five years ended December 31, 1995, the Fund had an average annual return of 14.9%, which compares to an average annual return of 16.6% for the S&P 500 over the same period. The Fund's total return since inception on April 10, 1987 through December 31, 1995 was 263.8%, which is equivalent to an average annual total return of 15.9%. This compares favorably to a total return of 165.2% for the S&P 500 over the same period, which is equivalent to an average annual total return of 11.8%. On December 31, 1995 the shareholder base stood at 40,700 shareholders and total net assets of the Fund were $533.0 million.

ECONOMIC BACKGROUND

   In our last report we stated "while it is too early to fear recession, lower interest rates may be required to jump-start what looks like a slowing economy". This comment remains valid. In stock market parlance, the economy finished the year on a down-tick. Retail sales in the important Christmas season were weak with few exceptions. Housing sales were similarly subdued, despite lower mortgage rates. Moreover, the auto makers are boosting promotions in an effort to revive flagging auto sales. Clearly, the economy's big engines are in low gear.

   Moving to address the deceleration in overall growth, the Federal Reserve Board (Fed), chaired by Alan Greenspan, moved to ease monetary policy in mid-December. The Fed reduced the targeted federal funds rate by 25 basis points, to 5.50%. This followed a similar reduction implemented in July. In both instances, the Fed left the discount rate unchanged at 5.25%. Time will tell whether additional Fed easings are needed.

   While we continue to believe a recession will be avoided in 1996, our conviction in this outcome has declined. Given the new conservatism in Washington, using fiscal policy as a stimulative tool to counteract a slowing economy is highly unlikely if not practically impossible.

   In all likelihood, growth in 1996 will be stronger than in 1995. The silver lining in this forecast of slow growth continues to be a low and unthreatening rate of inflation. This is good news for financial assets.

FINANCIAL MARKETS OBSERVATIONS

   The market's path to new highs narrowed in the fourth quarter. The technology sector, which led the market's advance earlier in the year, fell victim to concerns about slowing demand for personal computers and cellular phones. Excitement generated by the Internet was insufficient to keep the whole sector moving higher. The economy was slowing, along with demand for technology products.

   Mergers and acquisitions continued to support stock prices in what was a record year for takeover activity. During the fourth quarter, the Fund benefited from the Bank of Boston's (BKB - $46.25 - NYSE) pending acquisition of BayBanks Inc. (BBNK - $98.25 - NASDAQ), a holding the Fund had purchased earlier in the quarter. The consolidation trend in banking is alive and well. We note that Wells Fargo's (WFC - $216.00 - NYSE) recent hostile bid for First Interstate Bancorp (I - $136.50 - NYSE) is one of the few unfriendly attempts at a bank acquisition. More are likely to follow.

   Concerns about the economy, which led to weakness in technology and other economically sensitive issues, gave strength to financial services, healthcare and consumer staples issues. You may recall that these sectors have gone through difficult periods in recent years. The banks experienced credit quality problems with leveraged buy-outs, real estate, and loans to developing countries. The healthcare industry lost its pricing power and needed to become leaner and more disciplined, while the consumer brands fought off the challenge of generic and low priced competition culminating in "Marlboro Friday". Now, it looks like the time for retailing to restructure and downsize. Current income and spending levels cannot profitably support the numerous retailing ventures now in operation. The looming shake-out in retailing should result in some attractive investment opportunities.

COMMENTARY

   A number of important developments took place in 1995. We would like to highlight several such developments which are likely to play an ongoing role in influencing the course of the financial markets.

   First, investors' love affair with mutual funds was instrumental in driving the stock market to new highs in 1995. Mutual funds have empowered individuals to invest with confidence in professionally managed portfolios across asset classes and market segments. Individuals are becoming smarter investors and a new generation of savers is becoming more comfortable investing in stocks. The net cash flow into equity mutual funds averaged about $9 billion per month last year. Stocks won't go up every year and some mutual funds will disappoint; nevertheless, this is a powerful set of conditions.

   Second, the record rate of mergers and acquisitions in 1995 resulted in a shrinkage in the overall equity supply of approximately $80 billion. In other words, the corporate demand for equities absorbed over $200 billion of supply due to buybacks and cash acquisitions. This exceeded the level of new supply by about $80 billion. While mergers and acquisitions will continue, the rapid pace seen in 1995 may slow. It is highly unusual to have a net reduction in the equity supply during a year when initial public offerings added over $100 billion to the equity supply. Acquisitions kept the new equity supply from weighing too heavily on the market.

   Finally, as of this writing, the White House and Congress are negotiating a deal to balance the Federal Budget over seven years. If successful, this has positive implications for lower interest rates and hence, higher stock prices. Part of this deal may involve a reduction in capital gains tax rates. This too, has positive long-term implications for stock prices, although the short-term effect may prove negative as investors unload low cost holdings.

LOOKING AHEAD

   It would be tough for 1996 to best 1995. Don't count on it. Importantly, in 1996 we will see a Presidential election, raising the possibility that Alan Greenspan will not be reappointed as Fed Chairman. Don't forget a budget that may or may not move closer to being balanced and a capital gains tax rate which may change. We will start the new year with a sluggish economy and increased risk of recession. Any of these variables may rattle investors.

   We will continue to emphasize stocks of companies with strong prospects for above average long- term earnings growth. Our primary investment themes remain economic globalization, the technology revolution and the aging of the developed world's population. Since accurate market forecasting is an exercise in futility, we encourage you to view The Gabelli Growth Fund as a long-term investment in a diversified portfolio of America's finest established growth companies.

LET'S TALK STOCKS

   The following are stock specifics on selected holdings of our Fund's investments. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American International Group, Inc. (AIG - $92.50 - NYSE), headquartered in New York City, is one of the world's leading insurance organizations, providing property, casualty, marine, life and financial guaranteed insurance. AIG is a global company with approximately one-half of its premium revenue derived from foreign sources. The company's record of delivering relatively consistent double-digit growth in earnings per share is without peer in the insurance world. We expect earnings to rise by roughly 13% this year.

Citicorp (CCI - $67.25 - NYSE) is the holding company for a global network of banks operating under the familiar Citibank brand. With operations in 32 states and 92 foreign countries, Citibank's global footprint is the largest in commercial banking. Management's goal is to be the leading retail bank in the world and, at this point, they are well ahead of competitors in aggressively pursuing this goal. We expect earnings to increase by a low double-digit rate this year and shareholders should benefit from more stock repurchase activity and a further dividend hike.

First Data Corporation (FDC - $66.875 - NYSE) is a leading information processing company. The company benefits from the increase in credit card usage, as it processes credit and debit card transactions for over 1,400 financial institutions. The company is also a leader in funds transfer services as well as in processing information for the mutual fund and healthcare industries. First Data's earnings per share are likely to increase approximately 20% this year.

Gillette Company (G - $52.125 - NYSE), along with Coca Cola, is the other premier example of a consumer company that is well-situated to exploit opportunities on a global basis. The company is aggressively pursuing foreign markets and developing an impressive number of new products. Earnings should advance at nearly a 20% rate this year, reflecting strong results both domestically and abroad.

Home Depot, Inc. (HD - $47.875 - NYSE) is the undisputed leader of the home improvement warehouse retailers. Declining mortgage rates should stimulate home sales and enable the company to increase earnings per share by about 20% this year. Led by Bernie Marcus, the company's founder, Home Depot is testing new store formats which appeal to new markets (farming equipment and upscale furnishings) providing incremental growth to what remains a terrific franchise in do-it-yourself home hardware and supplies.

Mellon Bank Corporation (MEL - $53.75 - NYSE), with the acquisitions in recent years of Dreyfus Corporation and The Boston Company, has become a powerhouse in money management services. We believe the rising contribution to earnings from predictable fee sources will enhance the company's valuation. We expect low double-digit growth in earnings and an expansion of the company's share repurchase program in 1996.

Merck & Co., Inc. (MRK - $65.75 - NYSE), is one of the world's largest healthcare companies and a leader in pharmaceutical research and development. With the acquisition of Medco Containment Services, Merck operates the largest of the Pharmacy Benefit Managers. Merck's research effort has produced a potential new blockbuster drug in Fosamax, for treatment of osteoporosis. Fosamax was approved by the FDA in September. Earnings are likely to rise at a low double-digit rate this year. We expect the company to use some of its significant free cash flow to buy back stock and increase the dividend.

Nabisco Holdings Corp. (NA - $32.625 - NYSE) is the nation's largest manufacturer of cookies and crackers and one of the biggest food companies in the world. Some of its major brands include: Oreo, Chips Ahoy!, Newton, Snackwell, Ritz, Grey Poupon, Milkbone and Life Savers. While foreign operations currently represent about one-fourth of sales, we see a giant opportunity for Nabisco in emerging markets. Management is moving vigorously to capitalize on these and other global opportunities.

Philip Morris Companies Inc. (MO - $90.50 - NYSE) is a leading consumer products company concentrating on tobacco (44% of revenues), food (49% of revenues) and beverages (6% of revenues). The company's Marlboro brand commands about a 30% share of the domestic cigarette market and Miller beer is second (behind Anheuser Busch) in its market. Food brands include Jell-O, Kool-Aid, Kraft, Sealtest and Post cereals. The company generates significant amounts of excess cash which are used to repurchase stock and to support a healthy and rising dividend payment to shareholders. We expect earnings per share to rise at about a 15% rate this year.

United Technologies (UTX - $94.875 - NYSE) is a manufacturing conglomerate primarily serving the aerospace, automotive and construction markets. The company is best known for its Pratt and Whitney jet engines, Carrier air conditioners and Otis elevators. The company is benefiting from the upturn in the commercial aircraft market and good demand for construction-related products (elevators and air conditioners) domestically and abroad. Earnings per share should grow at a low double-digit rate this year.

MINIMUM INITIAL INVESTMENT - $1,000

   The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

GABELLI U.S. TREASURY MONEY MARKET FUND

     Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read it carefully before you invest or send money.

IN CONCLUSION

   The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABGX. Please call us during the day for further information.

   In closing, we thank you for the trust you have shown in our investment capabilities and express our dedication to achieving our shared financial goal: to increase the value of the assets you have entrusted to us.

                                 Sincerely,

         /s/Howard F. Ward                    /s/Donald C. Jenkins
         --------------------------           --------------------------
         HOWARD F. WARD, CFA                  DONALD C. JENKINS, CFA
         Portfolio Manager                    Associate Portfolio Manager

January 31, 1996


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                MARKET
   SHARES                                       COST            VALUE
------------                                ------------     ------------
               COMMON STOCKS--98.0%
               ADVERTISING--1.1%
     137,700   Interpublic Group of
                Companies.................. $  4,896,236     $  5,972,738
                                            ------------     ------------
               AEROSPACE--6.5%
     134,700   Allied-Signal Inc...........    6,443,083        6,398,250
      61,000   Boeing Co...................    3,567,676        4,780,875
     131,000   Rockwell International
                Corp.......................    6,323,427        6,926,625
      43,000   Sundstrand Corp.............    2,720,763        3,026,125
      68,000   TRW, Inc....................    4,828,575        5,270,000
      87,000   United Technologies.........    7,955,788        8,254,125
                                            ------------     ------------
                                              31,839,312       34,656,000
                                            ------------     ------------
               BROADCASTING--0.7%
     106,000   Infinity Broadcasting Corp.,
                Class A+...................    3,450,025        3,948,500
                                            ------------     ------------
               BUILDING AND CONSTRUCTION--1.5%
      63,000   Fluor Corporation...........    2,597,602        4,158,000
      86,000   Foster Wheeler
                Corporation................    2,848,408        3,655,000
                                            ------------     ------------
                                               5,446,010        7,813,000
                                            ------------     ------------
               BUSINESS SERVICES--10.1%
      84,000   Automatic Data Processing,
                Inc........................    5,177,520        6,237,000
     137,500   Ceridian Corporation+.......    4,909,412        5,671,875
      65,000   DSC Communications
                Corporation+...............    2,595,083        2,396,875
     255,900   First Data Corporation......   12,897,825       17,113,312
     172,000   General Motors Corporation,
                Class E....................    7,334,363        8,944,000
      43,000   Honeywell, Inc..............    2,045,525        2,090,875
      74,000   Oracle Systems Corp.+.......    3,251,129        3,135,750
      92,000   Reuters Holdings plc, Class
                B, ADR.....................    4,342,125        5,071,500
      39,000   U.S. Robotics...............    3,643,567        3,422,250
                                            ------------     ------------
                                              46,196,549       54,083,437
                                            ------------     ------------
               CABLE--1.1%
     120,000   Cox Communications Inc.,
                Class A, New+..............    2,018,934        2,340,000
     190,000   Tele-Communications, Inc.,
                Class A+...................      585,879        3,776,250
                                            ------------     ------------
                                               2,604,813        6,116,250
                                            ------------     ------------
               CONGLOMERATES--1.8%
     192,000   General Motors Corporation,
                Class H....................    7,252,288        9,432,000
                                            ------------     ------------
               CONSUMER PRODUCTS--7.5%
      31,000   CUC International Inc.+.....    1,091,575        1,057,875
      75,000   Duracell International
                Inc........................    3,200,938        3,881,250
       1,800   Estee Lauder Companies+.....       46,800           62,775
      80,000   General Electric Company....    3,819,838        5,760,000
     264,000   Gillette Company............    8,953,776       13,761,000
      27,000   Kimberly-Clark Corp.........    2,147,600        2,234,250
     126,000   Procter & Gamble Company....    8,278,281       10,458,000
      40,000   Ralston Purina Group........    1,625,938        2,495,000
                                            ------------     ------------
                                              29,164,746       39,710,150
                                            ------------     ------------
               ENTERTAINMENT--3.2%
      72,500   Time Warner Inc.............    2,564,275        2,745,937
      18,000   Viacom Inc., Class A+.......      607,725          825,750
     119,000   Viacom Inc., Class B+.......    5,396,713        5,637,625
     132,000   Walt Disney Company.........    6,606,127        7,788,000
                                            ------------     ------------
                                              15,174,840       16,997,312
                                            ------------     ------------

               FINANCIAL SERVICES--17.8%
     174,000   American Express Company.... $  5,114,078     $  7,199,250
      92,000   American International
                Group, Inc.................    6,028,918        8,510,000
       1,500   Amerin Corp.+...............       24,000           40,125
     157,000   BankAmerica Corp............    8,832,272       10,165,750
     142,000   Barnett Banks Inc...........    6,735,314        8,378,000
      24,500   BayBanks Inc................    2,022,059        2,407,125
     134,000   Citicorp....................    6,436,489        9,011,500
       9,000   Federal National Mortgage
                Association................    1,117,950        1,117,125
      80,000   First Tennessee National
                Corporation................    3,918,736        4,840,000
      49,000   General Re Corporation......    6,641,328        7,595,000
      91,000   H&R Block Inc...............    4,096,300        3,685,500
     219,000   Mellon Bank Corporation.....    8,691,003       11,771,250
     230,000   Norwest Corporation.........    5,426,126        7,590,000
     241,400   State Street Boston
                Corporation................    7,819,484       10,863,000
      32,000   T. Rowe Price Associates
                Inc........................    1,678,069        1,576,000
                                            ------------     ------------
                                              74,582,126       94,749,625
                                            ------------     ------------
               FOOD, BEVERAGE AND TOBACCO--9.4%
     152,000   Coca-Cola Company...........    6,283,922       11,286,000
     267,000   Nabisco Holdings Corp.,
                Class A....................    7,388,815        8,710,875
     149,000   PepsiCo, Inc................    5,350,838        8,325,375
     160,000   Philip Morris Companies
                Inc........................   10,098,739       14,480,000
      82,400   Tootsie Roll Industries,
                Inc........................    2,531,782        3,265,100
      76,000   Wrigley (Wm.) Jr. Company...    2,250,922        3,990,000
                                            ------------     ------------
                                              33,905,018       50,057,350
                                            ------------     ------------
               HEALTH CARE--12.3%
      85,000   Amgen Inc.+.................    1,545,381        5,046,875
       5,000   Biogen, Inc.+...............      305,820          307,500
      68,700   Bristol-Myers Squibb Co.....    5,350,885        5,899,613
       1,000   Chiron Corporation+.........       86,720          110,500
       1,000   Genzyme Corp.+..............       54,665           62,375
     136,000   Johnson & Johnson...........    6,528,483       11,645,000
     158,000   Lilly (Eli) & Co............    5,352,848        8,887,500
     207,000   Merck & Co., Inc............    8,908,587       13,610,250
     105,000   Pfizer Inc..................    5,447,138        6,615,000
     245,000   Schering-Plough
                Corporation................    9,102,070       13,413,750
                                            ------------     ------------
                                              42,682,597       65,598,363
                                            ------------     ------------
               HOTELS/CASINOS--0.3%
      18,100   HFS Inc.+...................    1,200,480        1,479,675
                                            ------------     ------------
               INDUSTRIAL EQUIPMENT AND SUPPLIES--1.2%
     107,000   Illinois Tool Works, Inc....    2,687,995        6,313,000
                                            ------------     ------------
               MEDIA--0.1%
      35,000   K-III Communications
                Corp.+.....................      414,113          424,375
                                            ------------     ------------
               PUBLISHING--1.1%
      92,000   Tribune Co..................    5,774,850        5,623,500
                                            ------------     ------------
               RESTAURANTS--1.3%
     157,000   McDonald's Corporation......    5,053,475        7,084,625
                                            ------------     ------------
               RETAIL--4.2%
     188,906   Home Depot, Inc.............    7,057,101        9,043,875
     155,200   Mattel, Inc.................    3,815,910        4,772,400
     212,000   Office Depot Inc.+..........    5,237,963        4,187,000
     140,000   Walgreen Co.................    2,673,766        4,182,500
                                            ------------     ------------
                                              18,784,740       22,185,775
                                            ------------     ------------

                       See Notes to Financial Statements.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                MARKET
   SHARES                                       COST            VALUE
------------                                ------------     ------------
               COMMON STOCKS (CONTINUED)
               TECHNOLOGY--13.5%
      40,000   AVX Corporation............. $  1,187,895     $  1,060,000
      38,500   Bay Networks Inc.+..........    1,588,132        1,583,312
      45,000   Cisco Systems+..............    3,437,954        3,358,125
     145,000   Computer Associates
                International, Inc.........    6,496,534        8,246,875
     135,000   Digital Equipment Corp.+....    6,202,817        8,656,875
      70,000   Hewlett-Packard Co..........    3,778,052        5,862,500
      83,000   Intel Corporation...........    2,477,212        4,710,250
      46,500   International Business
                Machines Corporation.......    4,197,862        4,266,375
     190,000   Loral Corporation...........    2,709,076        6,721,250
      62,500   Molex Incorporated..........    1,265,972        1,984,375
     249,062   Molex Incorporated, Class
                A..........................    6,633,705        7,627,524
      10,000   Raytheon Co.................      460,250          472,500
      83,000   Silicon Graphics Inc.+......    3,173,025        2,282,500
     176,000   Sun Microsystems Inc.+......    4,925,548        8,030,000
      90,000   Texas Instruments, Inc......    3,861,633        4,657,500
      17,600   Xerox Corporation...........    2,292,055        2,411,200
                                            ------------     ------------
                                              54,687,722       71,931,161
                                            ------------     ------------
               TELECOMMUNICATIONS--2.7%
     112,900   AT&T Corp...................    4,521,895        7,310,275
     214,000   Ericsson (L.M.) Telephone
                Company, Class B, ADR......    2,989,692        4,173,000
      25,000   Globalstar
                Telecommunications+........      500,000          943,750
      58,000   Tellabs, Inc.+..............    2,181,626        2,146,000
                                            ------------     ------------
                                              10,193,213       14,573,025
                                            ------------     ------------

               WIRELESS COMMUNICATIONS--0.6%
     121,900   AirTouch Communications
                Inc.+...................... $  2,712,475     $  3,443,675
                                            ------------     ------------
TOTAL COMMON STOCKS........................  398,703,623      522,193,536
                                            ------------     ------------

 PRINCIPAL
   AMOUNT
------------
               U.S. TREASURY BILL--1.2%
$  6,505,000   5.22% ++ due 02/08/1996.....    6,473,827        6,473,827
                                            ------------     ------------
TOTAL INVESTMENTS..................  99.2%   $405,177,450(a)   528,667,363
                                             =============
OTHER ASSETS AND
 LIABILITIES (NET).................   0.8                        4,373,762
                                    -----                     ------------
NET ASSETS......................... 100.0%                    $533,041,125
                                    =====                     =============

---------------

(a) Aggregate cost for Federal tax purposes was $405,471,099. Net unrealized appreciation for Federal tax purposes was $123,196,264 (gross unrealized appreciation was $126,513,052 and gross unrealized depreciation was $3,316,788).
 +  Non-income producing security
++  Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
                               DECEMBER 31, 1995

   First Data Corporation           Mellon Bank Corporation
   Philip Morris Companies Inc.     Johnson & Johnson
   Gillette Company                 Coca-Cola Company
   Merck & Co., Inc.                State Street Boston Corporation
   Schering-Plough Corporation      Procter & Gamble Company

-
--------------------------------------------------------------------------------

-

                       See Notes to Financial Statements

                            THE GABELLI GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
----------------------------------------------------------

ASSETS:
 Investments, at value
   (Cost $405,177,450)................                  $528,667,363
 Cash.................................                        13,901
 Receivable for investments sold......                    10,236,343
 Dividends receivable.................                       823,527
 Receivable for Fund shares sold......                       879,760
 Other assets.........................                     1,548,600
                                                        ------------
     Total Assets.....................                   542,169,494
                                                        ------------
LIABILITIES:
 Payable for investments purchased....                     4,512,118
 Dividend payable.....................                     3,757,752
 Payable for investment advisory
   fee................................                       456,875
 Payable for distribution fees........                       261,138
 Payable for transfer agent fees......                        99,000
 Accrued expenses and other payables..                        41,486
                                                        ------------
     Total Liabilities................                     9,128,369
                                                        ------------
     Net assets applicable to
       24,059,631 shares of beneficial
       interest
       outstanding....................                  $533,041,125
                                                        ===============
NET ASSETS CONSIST OF:
 Shares of beneficial interest at par
   value..............................                  $    240,596
 Additional paid-in capital...........                   409,736,588
 Distributions in excess of net
   realized gain on investments.......                      (425,972)
 Net unrealized appreciation of
   investments........................                   123,489,913
                                                        ------------
     Total Net Assets.................                  $533,041,125
                                                        ============
     Net Asset Value, offering and
       redemption price per share
       ($533,041,125 / 24,059,631
       shares outstanding; unlimited
       number of shares authorized of
       $0.01 par value)...............                        $22.16
                                                               =====

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
----------------------------------------------------------

INVESTMENT INCOME:
 Dividend income (net of foreign
   withholding taxes of $19,229).......                 $  7,735,331
 Interest income.......................                      549,634
                                                        ------------
     Total Investment Income...........                    8,284,965
                                                        ------------
EXPENSES:
 Investment advisory fee...............                    4,985,525
 Distribution fees.....................                    1,246,381
 Transfer agent fees...................                      591,682
 Shareholder communications expense....                      109,928
 Trustees' fees........................                       80,568
 Legal and audit fees..................                       41,371
 Other.................................                      111,682
                                                        ------------
     Total Expenses....................                    7,167,137
                                                        ------------
NET INVESTMENT INCOME..................                    1,117,828
                                                        ------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS:
 Net realized gain on investments
   sold................................                   80,758,385
                                                        ------------
 Net unrealized appreciation of
   investments:
 Beginning of year.....................                   65,395,180
 End of year...........................                  123,489,913
                                                        ------------
     Change in net unrealized
       appreciation of investments.....                   58,094,733
                                                        ------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS...........................                  138,853,118
                                                        ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.......................                 $139,970,946
                                                        ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   YEAR               YEAR
                                                                                                   ENDED              ENDED
                                                                                                 12/31/95           12/31/94
                                                                                               -------------      -------------
Net investment income.......................................................................   $   1,117,828      $   1,771,347
Net realized gain on investments............................................................      80,758,385         59,552,832
Net change in unrealized appreciation of investments........................................      58,094,733        (84,422,105)
                                                                                               -------------      -------------
Net increase/(decrease) in net assets resulting from operations.............................     139,970,946        (23,097,926)
Distributions to shareholders from:
  Net investment income.....................................................................      (1,002,446)        (1,697,277)
  Distributions in excess of net investment income..........................................              --           (167,272)
  Net realized gain on investments..........................................................     (80,041,525)       (58,588,684)
  Distributions in excess of net realized gain on investments...............................              --            (27,643)
Net decrease in net assets from Fund share transactions.....................................      (8,356,403)      (128,963,907)
                                                                                               -------------      -------------
Net increase/(decrease) in net assets.......................................................      50,570,572       (212,542,709)
NET ASSETS:
Beginning of year...........................................................................     482,470,553        695,013,262
                                                                                               -------------      -------------
End of year.................................................................................   $ 533,041,125      $ 482,470,553
                                                                                               =============      =============

                       See Notes to Financial Statements.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli Growth Fund (the "Fund") was organized on October 24, 1986 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") whose primary objective is capital appreciation. The Fund commenced operations on April 10, 1987. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded only on a nationally recognized securities exchange or in the over-the-counter market which are National Market System Securities are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between closing bid and asked prices. Other over-the-counter securities are valued at the mean between current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Trustees deems appropriate to reflect their fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value.

FOREIGN CURRENCY. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation of investment securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments sold.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. AGREEMENTS WITH AFFILIATED PARTIES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets, to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including offices, required for its administrative management and pay the compensation of all officers and Trustees of the Fund who are its affiliates. The Adviser is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state. No such reimbursement was required during the year ended December 31, 1995.

3. DISTRIBUTION PLAN. The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to this Plan, the Distributor, Gabelli & Company, Inc. ("Gabelli & Company"), an indirect majority-owned subsidiary of the Adviser, is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. The Fund will reimburse the Distributor for these expenditures up to 0.25 percent on an annual basis of the value of the Fund's average daily net assets. In addition, if and to the extent that the fee the Fund pays to the Adviser, as well as other payments the Fund makes, are considered as indirectly financing any activity which is primarily intended to result in the sale of the Fund's shares, such payments are authorized under the Plan. For the year ended December 31, 1995, the Fund incurred distribution costs under the Plan of $1,246,381, representing 0.25 percent of the value of the Fund's average daily net assets.

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from sales of securities for the year ended December 31, 1995, other than U.S. government and short-term securities, aggregated $685,007,880 and $780,465,467, respectively.

5. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1995, the Fund paid brokerage commissions of $82,790 to Gabelli & Company and its affiliates.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                                       YEAR ENDED                        YEAR ENDED
                                                                        12/31/95                          12/31/94
                                                              -----------------------------     -----------------------------
                                                                SHARES           AMOUNT           SHARES           AMOUNT
                                                              -----------     -------------     -----------     -------------
Shares sold.................................................    7,723,981     $ 177,580,810       8,826,361     $ 197,041,813
Shares issued upon reinvestment of dividends................    3,489,327        77,284,488       2,929,789        57,657,339
Shares redeemed.............................................  (11,667,885)     (263,221,701)    (17,122,413)     (383,663,059)
                                                              -----------     -------------     -----------     -------------
Net decrease................................................     (454,577)    $  (8,356,403)     (5,366,263)    $(128,963,907)
                                                              ===========     ==============    ===========     ==============

THE GABELLI GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share amounts for a Fund share outstanding throughout each period/year ended December 31,

                                     1995       1994       1993       1992       1991       1990       1989       1988     1987*
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------  -------
OPERATING PERFORMANCE:
Net asset value, beginning of
  year............................ $   19.68  $   23.26  $   21.59  $   21.28  $   16.27  $   17.07  $   12.65  $   9.51  $ 10.00
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------  -------
Net investment income(a)..........      0.05       0.07       0.06       0.08       0.16       0.37       0.18      0.05     0.15
Net realized and unrealized gain
  (loss) on investments...........      6.39      (0.86)      2.37       0.88       5.42      (0.71)      4.89      3.62    (0.64)
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------  -------
Total from investment
  operations......................      6.44      (0.79)      2.43       0.96       5.58      (0.34)      5.07      3.67    (0.49)
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------  -------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income...........     (0.05)     (0.08)     (0.05)     (0.09)     (0.15)     (0.39)     (0.17)    (0.20)   --
  Distributions in excess of net
    investment income.............    --          (0.01)    --         --         --         --         --         --       --
  Net realized gains..............     (3.91)     (2.39)     (0.67)     (0.56)     (0.42)     (0.07)     (0.48)    (0.33)   --
  Distributions in excess of net
    realized gains................    --          (0.31)     (0.04)    --         --         --         --         --       --
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------  -------
Total distributions...............     (3.96)     (2.79)     (0.76)     (0.65)     (0.57)     (0.46)     (0.65)    (0.53)   --
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------  -------
Net asset value, end of year...... $   22.16  $   19.68  $   23.26  $   21.59  $   21.28  $   16.27  $   17.07  $  12.65  $  9.51
                                   =========  =========  =========  =========  =========  =========  =========  ========  ========
Total return**....................     32.7%     (3.4)%      11.3%       4.5%      34.3%     (2.0)%      40.1%     39.2%   (4.9)%
                                   =========  =========  =========  =========  =========  =========  =========  ========  ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  000's).......................... $ 533,041  $ 482,471  $ 695,013  $ 625,050  $ 422,589  $ 202,971  $ 113,187  $ 11,968  $ 3,532
  Ratio of net investment income
    to average net assets.........      0.22%      0.31%      0.22%      0.46%      0.97%      2.67%      2.24%     0.72%    2.94%+
  Ratio of operating expenses to
    average net assets(b).........      1.44%      1.36%      1.41%      1.41%      1.45%      1.50%      1.85%     2.30%    2.00%+
Portfolio turnover rate...........     140.2%      40.3%      80.7%      45.9%      49.9%      74.7%      47.8%     81.7%    80.0%

---------------

 *  The Fund commenced operations on April 10, 1987.
** Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
 +  Annualized.
(a) Net investment loss before expenses reimbursed by Adviser for the year ended December 31, 1988 and the period ended December 31, 1987 was $(0.09) and $(0.08), respectively.
(b) Operating expense ratios before expenses reimbursed by Adviser for the year ended December 31, 1988 and the period ended December 31, 1987 were 4.38% and 6.45%, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE GABELLI GROWTH FUND
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Growth Fund (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the eight years in the period then ended and for the period from April 10, 1987 (commencement of operations) through December 31, 1987, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 13, 1996

--------------------------------------------------------------------------------

                  1995 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the fiscal year ended December 31, 1995, the Fund paid to shareholders, on December 29, 1995, ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $1.29 per share. Additionally, on that date, the Fund paid $2.67 per share in long-term capital gains. For fiscal year 1995, 29.2% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal 1995 which was derived from U.S. Treasury securities was 0.06%. Such income is exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Growth Fund did not meet this strict requirement in 1995. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.

--------------------------------------------------------------------------------

                       This page left intentionally blank

                             GABELLI FAMILY OF FUNDS
                     Distributed by Gabelli & Company, Inc.
                    One Corporate Center, Rye, NY 10580-1435

GABELLI ASSET FUND  ------------------------------------------------------------
Invests in a diversified portfolio of companies selling below their private market value. The Fund's primary objective is to seek growth of capital. (No-load)
                                       Portfolio Manager:  Mario J. Gabelli, CFA

GABELLI GROWTH FUND  -----------------------------------------------------------
Invests in a diversified portfolio of common stocks that have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is to seek capital appreciation by employing an earnings-driven investment approach. (No-load)
                                         Portfolio Manager:  Howard F. Ward, CFA

GABELLI VALUE FUND  ------------------------------------------------------------
Invests in a concentrated portfolio of securities of companies which are selling below their private market value. The Fund's primary objective is long-term capital appreciation. $250 initial minimum for IRAs.
                                       Portfolio Manager:  Mario J. Gabelli, CFA
                                                     Max. Sales charge:  5 1/2%

GABELLI SMALL CAP GROWTH FUND  -------------------------------------------------
Invests primarily in equity securities of smaller companies (companies with a total market capitalization of less than $500 million) which are believed likely to have rapid growth in revenues and earnings. The Fund's primary objective is to seek capital appreciation.
                                       Portfolio Manager:  Mario J. Gabelli, CFA
                                                     Max. Sales charge:  4 1/2%

GABELLI EQUITY INCOME FUND  ----------------------------------------------------
Invests primarily in a portfolio of income producing equity securities. Pays quarterly dividends. The Fund's primary objective is to seek a high level of total return.
                                       Portfolio Manager:  Mario J. Gabelli, CFA
                                                     Max. Sales charge:  4 1/2%

GABELLI'S WESTWOOD FUNDS  ------------------------------------------------------
Three investment portfolios, designed to pursue a variety of investment objectives: Equity Fund seeks capital appreciation, Balanced Fund seeks income and growth, and Intermediate Bond Fund seeks current income. (No-load)
                                    Portfolio Managers:  Susan Byrne & Pat Fraze

GABELLI GLOBAL SERIES  ---------------------------------------------------------

   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Invests in telecommunications companies throughout the world. Targets undervalued companies with strong earnings per share and cash flow dynamics. The Fund's primary objective is to seek capital appreciation.(No-load)
                                            Team Manager:  Mario J. Gabelli, CFA

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Invests principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is to seek a high level of total return through a combination of current income and capital appreciation. (No-load)
                                                Portfolio Manager:  Hart Woodson

   GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND
   Invests in companies involved in communications, creativity and copyright throughout the world. The Fund will also invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is to seek capital appreciation. (No-load)
                                       Portfolio Manager:  Mario J. Gabelli, CFA

GABELLI GOLD FUND  -------------------------------------------------------------
Invests in a global portfolio of equity securities of gold mining and related companies. The Fund's primary objective is to seek capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety
of worldwide economic, financial and political factors.   (No-load)
                                                Portfolio Manager:  Caesar Bryan

GABELLI INTERNATIONAL GROWTH FUND  ---------------------------------------------
Invests in a diversified portfolio of equity securities of companies outside of the U.S. Seeks to achieve international diversification and capital appreciation, and to serve as a complement to a domestic investment portfolio. (No-load)
                                                Portfolio Manager:  Caesar Bryan

The five funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

GABELLI U.S. TREASURY MONEY MARKET FUND  ---------------------------------------
Invests exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. Features low expenses, free checkwriting, telephone exchange and redemption privileges.
                                                Portfolio Manager:  Ronald Eaker

To request a prospectus, call 1-800-GABELLI (1-800-422-3554)
Or, visit our Internet homepage at: http://www.gabelli.com
The prospectus(es) contain more complete information, including fees and expenses, and should be read carefully prior to investing.

                             THE GABELLI GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                         [PHOTO]

                                BOARD OF TRUSTEES

        Mario J. Gabelli, CFA                  Karl Otto Pohl
        Chairman and Chief                     Former President
        Investment Officer                     Deutsche Bundesbank
        Gabelli Funds, Inc.

        Felix J. Christiana                    Anthony R. Pustorino
        Former Senior                          Certified Public Accountant
        Vice President                         Professor, Pace University
        Dollar Dry Dock Savings
        Bank                                   Anthony Torna
                                               Herzog, Heine & Geduld,
        Anthony J. Colavita                    Inc.
        Attorney-at-Law
        Anthony J. Colavita, P.C.              Anthonie C. van Ekris
                                               Managing Director
        James P. Conn                          BALMAC International,
        Managing DIrector and                  Inc.
        Chief Investment Officer
        Financial Security                     Salvatore J. Zizza
        Assurance Holdings, Ltd.               Chairman, Chief Executive
                                               Officer
        Dugald A. Fletcher                     The Lehigh Group, Inc.
        President
        Fletcher & Company, Inc.


                         OFFICERS AND PORTFOLIO MANAGERS

        Bruce N. Alpert                        Howard F. Ward, CFA
        President and Treasurer                Portfolio Manager

        James E. McKee                         Donald C. Jenkins, CFA
        Secretary                              Associate Portfolio Manager


                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                     Skadden, Arps, Slate, Meagher & Flom
--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------



THE
GABELLI
GROWTH
FUND


ANNUAL REPORT
DECEMBER 31, 1995